SUPPLEMENT DATED APRIL 7, 2021 TO
THE PROSPECTUS DATED FEBRUARY 1, 2021
OF VANECK VECTORS ETF TRUST

This Supplement updates certain information contained in the above-dated Prospectus for VanEck Vectors® ETF Trust (the “Trust”), regarding VanEck Vectors Energy Income ETF (the “Fund”) a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

The Fund’s disclosure is modified as follows:

The “Performance—Average Annual Total Returns for the Periods Ended December 31, 2020” section of the Fund’s Prospectus is hereby deleted and replaced with the following:

Average Annual Total Returns for the Periods Ended December 31, 2020
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (3/12/2012)
VanEck Vectors Energy Income ETF (return before taxes)	-20.50%	-1.83%	-12.34%
VanEck Vectors Energy Income ETF (return after taxes on distributions)	-20.59%	-2.00%	-13.98%
VanEck Vectors Energy Income ETF (return after taxes on distributions and sale of Fund Shares)	-12.08%	-1.36%	-7.87%
MVIS North America Energy Infrastructure Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)*	-20.08%	-2.67%	-12.17%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	14.45%

*Prior to December 2, 2019, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Prior Index. Therefore, performance information prior to December 2, 2019 reflects the performance of the Fund while seeking to track the Prior Index. Prior to December 2, 2019, index data reflects that of the Prior Index. From December 2, 2019, the index data will reflect that of the MVIS North America Energy Infrastructure Index.

See “License Agreements and Disclaimers” for important information.

Please retain this supplement for future reference.